Exhibit 3.03


                                     BYLAWS

                                       OF

                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

                              A NEVADA CORPORATION


                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I     OFFICES                                                         1
Section 1.01  Principal Office                                                1
Section 1.02  Locations of Offices                                            1

ARTICLE II    STOCKHOLDERS                                                    1
Section 2.01  Annual Meeting                                                  1
Section 2.02  Special Meetings                                                1
Section 2.03  Place of Meetings                                               1
Section 2.04  Notice of Meetings                                              1
Section 2.05  Waiver of Notice                                                1
Section 2.06  Fixing Record Date                                              1
Section 2.07  Voting Lists                                                    2
Section 2.08  Quorum                                                          2
Section 2.09  Vote Required                                                   2
Section 2.10  Voting of Stock                                                 2
Section 2.11  Proxies                                                         2
Section 2.12  Nomination of Directors                                         3
Section 2.13  Inspectors of Election                                          3
Section 2.14  Election of Directors                                           4
Section 2.15  Business at Annual Meeting                                      4
Section 2.16  Business at Special Meeting                                     4
Section 2.17  Written Consent to Action by Stockholders                       4
Section 2.18  Procedure for Meetings                                          5

ARTICLE III   DIRECTORS                                                       5
Section 3.01  General Powers                                                  5
Section 3.02  Number, Term, and Qualifications                                5
Section 3.03  Vacancies and Newly Created Directorships                       5
Section 3.04  Regular Meetings                                                5
Section 3.05  Special Meetings                                                5
Section 3.06  Meetings by Telephone Conference Call                           6
Section 3.07  Notice                                                          6
Section 3.08  Quorum                                                          6
Section 3.09  Manner of Acting                                                6
Section 3.10  Compensation                                                    6
Section 3.11  Presumption of Assent                                           6
Section 3.12  Resignations                                                    6
Section 3.13  Written Consent to Action by Directors                          7
Section 3.14  Removal                                                         7

ARTICLE IV    OFFICERS                                                        7
Section 4.01  Number                                                          7
Section 4.02  Election, Term of Office, and Qualifications                    7

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                                                                           PAGE

Section 4.03  Subordinate Officers, Etc.                                      7
Section 4.04  Resignations                                                    7
Section 4.05  Removal                                                         7
Section 4.06  Vacancies and Newly Created Offices                             7
Section 4.07  The Chairman of the Board                                       8
Section 4.08  The President                                                   8
Section 4.09  The Vice-Presidents                                             8
Section 4.10  The Secretary                                                   8
Section 4.11  The Treasurer                                                  10
Section 4.12  Salaries                                                       10
Section 4.13  Surety Bonds                                                   10

ARTICLE V     EXECUTION OF INSTRUMENTS, BORROWING OF
                MONEY, AND DEPOSIT OF CORPORATE FUNDS                        10
Section 5.01  Execution of Instruments                                       11
Section 5.02  Loans                                                          11
Section 5.03  Deposits                                                       11
Section 5.04  Checks, Drafts, Etc.                                           11
Section 5.05  Bonds and Debentures                                           11
Section 5.06  Sale, Transfer, Etc. of Securities                             11
Section 5.07  Proxies                                                        11

ARTICLE VI    CAPITAL STOCK                                                  11
Section 6.01  Stock Certificates                                             12
Section 6.02  Transfer of Stock                                              12
Section 6.03  Regulations                                                    12
Section 6.04  Maintenance of Stock Ledger at Principal Place of Business     12
Section 6.05  Transfer Agents and Registrars                                 12
Section 6.06  Closing of Transfer Books and Fixing of Record Date            12
Section 6.07  Lost or Destroyed Certificates                                 13

ARTICLE VII   EXECUTIVE COMMITTEE AND OTHER COMMITTEES                       13
Section 7.01  Executive Committee                                            13
Section 7.02  Other Committees                                               13
Section 7.03  Proceedings                                                    13
Section 7.04  Quorum and Manner of Acting                                    14
Section 7.05  Resignations                                                   14
Section 7.06  Removal                                                        14
Section 7.07  Vacancies                                                      14
Section 7.08  Compensation                                                   14

ARTICLE VIII  INDEMNIFICATION, INSURANCE AND OFFICER AND
                 DIRECTOR CONTRACTS                                          14
Section 8.01  Indemnification:  Third Party Actions                          14
Section 8.02  Indemnification:  Corporate Actions                            15
Section 8.03  Determination                                                  15
Section 8.04  Advances                                                       15
Section 8.05  Scope of Indemnification                                       15
Section 8.06  Insurance                                                      16

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                                                                            PAGE

Section 8.07  Officer and Director Contracts                                 16

ARTICLE IX FISCAL YEAR                                                       16
ARTICLE X DIVIDENDS                                                          16
ARTICLE XI AMENDMENTS                                                        16
CERTIFICATE OF SECRETARY                                                     17

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                                     BYLAWS
                                       OF
                          MID-POWER SERVICE CORPORATION

                                    ARTICLE I
                                     OFFICES

         Section 1.01 Principal Office. The principal office shall be at in the city of Las Vegas, Nevada.

         Section 1.02 Locations of Offices. The corporation may also have offices at such other places both within and without the state of Nevada as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                                  STOCKHOLDERS

         Section 2.01 Annual Meeting. The annual meeting of the stockholders shall be held within 180 days after the end of the corporation's fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the stockholders or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.

         Section 2.02 Special Meetings. Special meetings of the stockholders may be called at any time in the manner provided in the articles of incorporation. At any special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.

         Section 2.03 Place of Meetings. The board of directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be at the principal office of the corporation.

         Section 2.04 Notice of Meetings. The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the stockholders (whether annual or special), to be mailed at least 10 but not more than 60 days prior to the meeting, to each stockholder of record entitled to vote.

         Section 2.05 Waiver of Notice. Any stockholder may waive notice of any meeting of stockholders (however called or noticed, whether or not called or noticed, and whether before, during, or after the meeting) by signing a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of notice regardless of whether a waiver, consent, or approval is signed or any objections are made, unless attendance is solely for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

         Section 2.06 Fixing Record Date. For the purpose of determining (i) stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting; (ii) stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any change, conversion, or exchange of stock; or (iii)

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stockholders of the corporation for any other lawful purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting, the day preceding the date on which notice of the meeting is mailed shall be the record date. For any other purpose, the record date shall be the close of business on the date on which the resolution of the board of directors pertaining thereto is adopted. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof. Failure to comply with this section shall not affect the validity of any action taken at a meeting of stockholders.

         Section 2.07 Voting Lists. The officers of the corporation shall cause to be prepared from the stock ledger at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.08 Quorum. Stock representing a majority of the voting power of all outstanding stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 2.09 Vote Required. When a quorum is present at any meeting, the vote of the holders of stock having a majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one on which by express provision of the statutes of the state of Nevada or of the articles of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 2.10 Voting of Stock. Unless otherwise provided in the articles of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, subject to the modification of such voting rights of any class or classes of the corporation's capital stock by the articles of incorporation.

         Section 2.11 Proxies. At each meeting of the stockholders, each stockholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such stock, as the case may be, as shown on the stock ledger of the corporation or by his attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxy, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the stock so held, and the persons whose shares are pledged shall be entitled to vote, unless the transfer by the pledgor in the books and records of the corporation shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his proxy, may represent such stock and vote thereon. No proxy shall be voted or acted on after six months from its date, unless the proxy is coupled with an interest, or unless the proxy provides for a longer period not to exceed seven years.

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         Section 2.12 Nomination of Directors. Nominations for the election of directors may be made by the board of directors or by any shareholder entitled to vote for the election of directors. Any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is delivered or mailed to and received at the principal executive offices of the corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, not less than 30 days prior to such meeting, provided, in the event that less than 40 days' notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder's notice shall be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth:

                  (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

                  (b) a representation that such shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) a description of all arrangements or understandings between such shareholder and each nominee and nay other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder;

                  (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated by the board of directors; and

                  (e) the consent of each nominee to serve as a director of the corporation if elected.

The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         Section 2.13 Inspectors of Election. There shall be appointed at least one inspector of the vote for each stockholders' meeting. Such inspector(s) shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability. Unless appointed in advance of any such meeting by the board of directors, such inspector(s) shall be appointed for the meeting by the presiding officer. No director or candidate for the office of director shall be appointed as such inspector. Such inspector(s) shall be responsible for tallying and certifying each vote required to be tallied and certified by them as provided in the resolution of the board of directors appointing them or in their appointment by the person presiding at such meeting, as the case may be.

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         Section 2.14 Election of Directors. At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any preferred stock designation (as defined in the articles of incorporation) with respect to the right of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting. The election need not be by ballot unless any stockholder so demands before the voting begins. Except as otherwise provided by law, the articles of incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

         Section 2.15 Business at Annual Meeting. At any annual meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the board of directors or (b) by any shareholder of record of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this section. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice shall be received at the principal executive offices of the corporation not less than 120 calendar days in advance of the date in the current fiscal year that corresponds to the date in the preceding fiscal year on which the corporation's notice of meeting and related proxy or information statement were released to shareholders in connection with the previous year's annual meeting of shareholders, except that if no meeting was held in the immediately preceding year or if the date of the annual meeting in the current fiscal year has been changed by more than 30 calendar days from the corresponding date of such meeting in the preceding fiscal year, such notice by the shareholder proposing business to be brought before the shareholders' meeting must be received not less than 30 days prior to the date of the current year's annual meeting; provided, that in the event that less than 40 days' notice of the date of the meeting is given to shareholders, to be timely, a shareholder's notice of business to be brought before the meeting shall be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. A shareholder's notice to the secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder of record proposing such business, (c) the class and number of shares of the corporation's capital stock that are beneficially owned by such shareholder, and (d) any material interest of such shareholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this section. The officer of the corporation or other person presiding at the annual meeting shall, if the facts so warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this section, and if such presiding officer shall so determine, such presiding officer shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.

         Section 2.16 Business at Special Meeting. At any annual or special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such annual or special meeting.

         Section 2.17 Written Consent to Action by Stockholders. Unless otherwise provided in the articles of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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         Section 2.18 Procedure for Meetings. The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate, or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and do all such acts as, in the judgment of such chairman, are necessary, appropriate, or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants, regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless, and to the extent, determined by the board of directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.
..

                                   ARTICLE III
                                    DIRECTORS

         Section 3.01 General Powers. The business of the corporation shall be managed under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 3.02 Number, Term, and Qualifications. The number of directors which shall constitute the board, subject to the limitations set forth in the articles of incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the "Whole Board") or, if there are fewer directors than a majority of the Whole Board, by the unanimous consent of the remaining directors or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose, except as provided in section 3.03 of this article, which such resolution shall be incorporated by this reference into and shall be a part of these bylaws. Each director elected shall hold office until his successor is elected and qualified. Directors need not be residents of the state of incorporation or stockholders of the corporation.

         Section 3.03 Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum of the Whole Board, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3.04 Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately following and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

         Section 3.05 Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, president, or any two directors or, in the absence or disability of the president, by any vice-president. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the board of directors called by them.

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         Section 3.06 Meetings by Telephone Conference Call. Members of the
board of directors may participate in a meeting of the board of directors or a committee of the board of directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

         Section 3.07 Notice. Notice of any special meeting can be given at least 72 hours prior thereto by written notice delivered personally or sent by facsimile transmission confirmed by registered mail or certified mail, postage prepaid, or by overnight courier to each director. Any such notice shall be deemed to have been given as of the date so personally delivered or sent by facsimile transmission or as of the day following dispatch by overnight courier. Each director shall register his or her address and telephone number(s) with the secretary for purpose of receiving notices. Any director may waive notice of any meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. An entry of the service of notice given in the manner and at the time provided for in this section may be made in the minutes of the proceedings of the board of directors, and such entry, if read and approved at a subsequent meeting of the board of directors, shall be conclusive on the issue of notice.

         Section 3.08 Quorum. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided, that the directors present at a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by a majority of the required quorum for such meeting. If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         Section 3.09 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, and individual directors shall have no power as such.

         Section 3.10 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 3.11 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         Section 3.12 Resignations. A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on giving of such notice, unless such notice specifies a later time for the effectiveness of such resignation.

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         Section 3.13 Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

         Section 3.14 Removal. Subject to any limitations set forth in the articles of incorporation or the corporate statutes of the state of Nevada, at a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.


                                   ARTICLE IV
                                    OFFICERS

         Section 4.01 Number. The officers of the corporation shall be a president, a secretary, a treasurer, and such other officers as may be appointed by the board of directors. The board of directors may elect, but shall not be required to elect, a chairman of the board and one or more vice-presidents, and the board of directors may appoint a general manager.

         Section 4.02 Election, Term of Office, and Qualifications. The officers shall be chosen by the board of directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the board of directors, officers may be chosen at any regular or special meeting of the board of directors. Each such officer (whether chosen at an annual meeting of the board of directors) shall hold his office until the next ensuing annual meeting of the board of directors and until his successor shall have been chosen and qualified, or until his death or until his resignation or removal in the manner provided in these bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain director of the corporation during the term of his office. No other officer need be a director.

         Section 4.03 Subordinate Officers, Etc. The board of directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the board of directors from time to time may determine. The board of directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be stockholders or directors.

         Section 4.04 Resignations. Any officer may resign at any time by delivering a written resignation to the board of directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

         Section 4.05 Removal. Any officer may be removed from office at any special meeting of the board of directors called for that purpose or at a regular meeting, by the vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the board of directors.

         Section 4.06 Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause or if a new office shall be created, then such vacancies or newly created offices may be filled by the board of directors at any regular or special meeting.

         Section 4.07 The Chairman of the Board. The chairman of the board, if there be such an officer, shall have the following powers and duties:

                  (a) To preside at all stockholders' meetings;

                  (b) To preside at all meetings of the board of directors; and

                  (c) To be a member of the executive committee, if any.

         Section 4.08 The President. The president shall have the following powers and duties:

                  (a) To be the chief executive officer of the corporation and, subject to the direction of the board of directors, to have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

                  (b) If no chairman of the board has been chosen or if such officer is absent or disabled, to preside at meetings of the stockholders and board of directors;

                  (c) To be a member of the executive committee, if any;

                  (d) To be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and

                  (e) To have all power and perform all duties normally incident to the office of a president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board of directors.

         Section 4.09 The Vice-Presidents. The board of directors may, from time to time, designate and elect one or more vice-presidents, one of whom may be designated to serve as executive vice-president. Each vice-president shall have such powers and perform such duties as from time to time may be assigned to him by the board of directors or the president. At the request or in the absence or disability of the president, the executive vice-president or, in the absence or disability of the executive vice-president, the vice-president designated by the board of directors or (in the absence of such designation by the board of directors) by the president, as senior vice-president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president.

         Section 4.10 The Secretary. The secretary shall have the following powers and duties:

                  (a) To keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the board of directors in books provided for that purpose;

                  (b) To cause all notices to be duly given in accordance with the provisions of these bylaws and as required by statute;

                  (c) To be the custodian of the records and of the seal of the corporation, and to cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these bylaws, and when so affixed, to attest the same;

                  (d) To see that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

                  (e) To have charge of the stock ledger and books of the corporation and cause such books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the amount of stock held by each holder and time when each became such holder of record; and he shall exhibit at all reasonable times to any director, on application, the original or duplicate stock ledger. He shall cause the stock ledger referred to in section 6.04 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the board of directors shall determine, in the manner and for the purpose provided in such section;

                  (f) To be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and

                  (g) To perform in general all duties incident to the office of secretary and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president.

         Section 4.11 The Treasurer. The treasurer shall have the following powers and duties:

                  (a) To have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

                  (b) To cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with section 5.03 hereof;

                  (c) To cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in section 5.04 hereof) drawn on the authorized depositories of the corporation, and to cause to be taken and preserved property vouchers for all monies disbursed;

                  (d) To render to the board of directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of his transactions as treasurer, and render a full financial report at the annual meeting of the stockholders, if called on to do so;

                  (e) To cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any directors on request during business hours;

                  (f) To be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation;

                  (g) To perform in general all duties incident to the office of treasurer and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president; and

                  (h) To, in the absence of the designation to the contrary by the board of directors, to act as the chief financial officer and/or principal accounting officer of the corporation.

         Section 4.12 Salaries. The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the board of directors, except that the board of directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

         Section 4.13 Surety Bonds. In case the board of directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned on the faithful performance of his duties to the corporation, including responsibility for negligence and for the proper accounting of all property, monies, or securities of the corporation which may come into his hands.


                                    ARTICLE V
                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,
                         AND DEPOSIT OF CORPORATE FUNDS

         Section 5.01 Execution of Instruments. Subject to any limitation contained in the articles of incorporation or these bylaws, the president or any vice-president may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the board of directors. The board of directors may, subject to any limitation contained in the articles of incorporation or in these bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

         Section 5.02 Loans. No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors. Any such authorization may be general or confined to specific instances.

         Section 5.03 Deposits. All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the board of directors may select or as from time to time may be selected by any officer or agent authorized to do so by the board of directors.

         Section 5.04 Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the board of directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the board of directors from time to time may determine.

         Section 5.05 Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation, or other trustee designated by an indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed or whose facsimile signature has been used on any such bond or debenture shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

         Section 5.06 Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment shall be effected by the president or by any vice-president and the secretary or assistant secretary, or by any officer or agent thereunto authorized by the board of directors.

         Section 5.07 Proxies. Proxies to vote with respect to stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice-president and the secretary or assistant secretary of the corporation or by any officer or agent thereunder authorized by the board of directors.


                                   ARTICLE VI
                                  CAPITAL STOCK

         Section 6.01 Stock Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by the president or any vice-president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class, or series of stock owned by him in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice-president, secretary, or assistant secretary may be a facsimile. In case any officer who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it or whose facsimile signature or signatures shall have been used thereon has not ceased to be such officer. Certificates representing stock of the corporation shall be in such form as provided by the statutes of the state of incorporation. There shall be entered on the stock books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the stock represented thereby, the number and kind, class, or series of such stock, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "canceled" with the date of cancellation.

         Section 6.02 Transfer of Stock. Transfers of stock of the corporation shall be made on the books of the corporation on authorization of the holder of record thereof or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or its transfer agent, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such stock. Except as provided by law, the corporation and its transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable, or other claim to or interest in such stock on the part of any other person whether or not it or they shall have express or other notice thereof.

         Section 6.03 Regulations. Subject to the provisions of the articles of incorporation, the board of directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.

         Section 6.04 Maintenance of Stock Ledger at Principal Place of Business. A stock ledger (or ledgers where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the board of directors shall determine, containing the names alphabetically arranged of the stockholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of stock held by each. Such stock ledgers shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

         Section 6.05 Transfer Agents and Registrars. The board of directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing stock of the corporation and may require all such certificates to bear the signature of either or both. The board of directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.

         Section 6.06 Closing of Transfer Books and Fixing of Record Date

                  (a) The board of directors shall have power to close the stock ledgers of the corporation for a period of not to exceed 60 days preceding the date of any meeting of stockholders, the date for payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose.

                  (b) In lieu of closing the stock ledgers as aforesaid, the board of directors may fix in advance a date, not less than 10 days and not exceeding 60 days preceding the date of any meeting of stockholders, the date for the payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, or the date for obtaining the consent of the stockholders for any purpose, as a record date for the determination of the stockholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, entitled to receive payment of any such dividend, to any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

                  (c) If the stock ledgers shall be closed or a record date set for the purpose of determining stockholders entitled to notice of, or to vote at, a meeting of stockholders, such books shall be closed for or such record date shall be set as of a date at least 10 days immediately preceding such meeting.

         Section 6.07 Lost or Destroyed Certificates. The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representatives to give the corporation a bond in such form and amount as the board of directors may direct and with such surety or sureties as may be satisfactory to the board, and to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of the new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the board of directors, it is proper to do so.


                                   ARTICLE VII
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

         Section 7.01 Executive Committee. The board of directors, by resolution adopted by a majority of the Whole Board, may appoint from its membership an executive committee of not less than three members (whose members shall include the chairman of the board, if any, and the president, one of whom shall act as chairman of the executive committee, as the board may designate). The board of directors shall have the power at any time to dissolve the executive committee, to change the membership thereof, and to fill vacancies thereon. When the board of directors is not in session, the executive committee shall have and may exercise all of the powers delegated to it by the board of directors, except the following powers: to fill vacancies in the board of directors; to appoint, change membership of, or fill vacancies in any other committee appointed by the board of directors; to declare dividends or other distributions to stockholders; to adopt, amend, or repeal the articles of incorporation or these bylaws; to approve any action that also requires stockholder approval; to amend or repeal any resolution of the board of directors which by its express terms is not so amendable or repealable; to fix the compensation of directors for serving on the board of directors or on any committee; to adopt an agreement of merger or consolidation; to recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets; to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; to recommend to stockholders an amendment of bylaws; or to authorize the issuance of stock (provided that the executive committee, if so directed by the board of directors, may determine the number of shares of stock to be issued to individuals and the amount of consideration for which such shares shall be issued not in excess of the number of shares authorized to be issued by the board of directors).

         Section 7.02 Other Committees. The board of directors, by resolution adopted by a majority of the Whole Board, may appoint such other committees as it may, from time to time, deem proper and may determine the number of members, frequency of meetings, and duties thereof.

         Section 7.03 Proceedings. The executive committee and such other committees as may be designated hereunder by the board of directors may fix their own presiding and recording officer or officers and may meet at such place or places, at such time or times, and on such notice (or without notice) as it shall determine from time to time. Each committee may make rules for the conduct of its business as it shall from time to time deem necessary. It will keep a record of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors next following.

         Section 7.04 Quorum and Manner of Acting. At all meetings of the executive committee and of such other committees as may be designated hereunder by the board of directors, the presence of members constituting a majority of the total membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee and of such other committees as may be designated hereunder by the board of directors shall act only as a committee, and the individual members thereof shall have no powers as such.

         Section 7.05 Resignations. Any member of the executive committee and of such other committees as may be designated hereunder by the board of directors may resign at any time by delivering a written resignation to either the board of directors, the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he is a member, if any shall have been appointed and shall be in office. Unless otherwise specified therein, such resignation shall take effect on delivery.

         Section 7.06 Removal. The board of directors may, by resolutions adopted by a majority of the Whole Board, at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

         Section 7.07 Vacancies. If any vacancy shall occur in the executive committee or of any other committee designated by the board of directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and continue to act, unless such committee is left with only one member as a result thereof. Such vacancy may be filled at any meeting of the Whole Board or, if the authority to do so is delegated to the board of directors by the Whole Board, by action taken by a majority of the quorum of the board of directors.

         Section 7.08 Compensation. The Whole Board may allow a fixed sum and expenses of attendance to any member of the executive committee or of any other committee designated by it hereunder who is not an active salaried employee of the corporation for attendance at each meeting of the said committee.


                                  ARTICLE VIII
          INDEMNIFICATION, INSURANCE AND OFFICER AND DIRECTOR CONTRACTS

         Section 8.01 Indemnification: Third-Party Actions. The corporation shall indemnify any officer or director who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         Section 8.02 Indemnification: Corporate Actions. The corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the corporation or is or was serving as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys'
fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

         Section 8.03 Determination. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections
8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Any other indemnification under sections 8.01 or 8.02 hereof, unless ordered by a court, shall be made by the corporation only in a specific case in which a determination is made that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard or conduct set forth in sections 8.01 or 8.02 hereof. Such determination shall be made either (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders by a majority vote of a quorum of stockholders at any meeting duly called for such purpose.

         Section 8.04 Advances. Expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding on receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by this section. Such expenses incurred by other employees and agents may be so paid on such terms and conditions, if any, as the board of directors deems appropriate.

         Section 8.05 Scope of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, sections 8.01, 8.02, and 8.04:

                  (a) Shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and

                  (b) Shall, unless otherwise provided when authorized or ratified, continue as to a person who ceases to be a director, officer, employee, or agent of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         Section 8.06 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability.

         Section 8.07 Officer and Director Contracts. No contract or other transaction between the corporation and one or more of its directors or officers or between the corporation and any corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors, officers, or have a financial interest, is either void or voidable solely on the basis of such relationship or solely because any such director or officer is present at or participates in the meeting of the board of directors or a committee thereof which authorizes the contract or transaction or solely because the vote or votes of each director or officer are counted for such purpose, if:

                  (a) The material facts of the relationship or interest are disclosed or known to the board of directors or committee and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors be less than a quorum;

                  (b) The material facts of the relationship or interest is disclosed or known to the stockholders and they approve or ratify the contract or transaction in good faith by a majority vote of the shares voted at a meeting of stockholders called for such purpose or written consent of stockholders holding a majority of the shares entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or

                  (c) The contract or transaction is fair as to the corporation at the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders.


                                   ARTICLE IX
                                   FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the Whole Board.


                                    ARTICLE X
                                    DIVIDENDS

         The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding stock in the manner and on the terms and conditions provided by the articles of incorporation and bylaws.


                                   ARTICLE XI
                                   AMENDMENTS

         All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that:


                  (a) No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors;

                  (b) No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law;

                  (c) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and

                  (d) No amendment, alteration, or repeal of this article XI shall be made except by the stockholders.

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

                            CERTIFICATE OF SECRETARY

The undersigned does hereby certify that he is the secretary of Essential Innovations Technology Corporation, a corporation duly organized and existing under and by virtue of the laws of the state of Nevada; that the above and foregoing bylaws of said corporation were duly and regularly adopted as such by the board of directors of said corporation by unanimous consent dated April 4, 2001 and that the above and foregoing bylaws are now in full force and effect and supersede and replace any prior bylaws of the corporation.

         DATED EFFECTIVE the 4th day of April, 2001.




                                                   /s/ Steve Wuschke
                                                  ------------------------------
                                                   Steve Wuschke, Secretary

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